UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2024

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On April 9, 2024, Public Storage (the “Company”) and Public Storage Operating Company, a subsidiary of the Company (“PSOC”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as joint book-running managers of the several underwriters named therein (the “Underwriters”), for the sale of $1.0 billion aggregate principal amount of senior notes in two tranches (collectively, the “Notes”). The Notes will be issued by PSOC and guaranteed by the Company.

The first tranche of $700 million aggregate principal amount of floating rate senior notes due 2027 will bear interest at a rate equal to Compounded SOFR (as defined in the preliminary prospectus supplement relating to the offering), reset quarterly, plus 70 basis points, will be issued at 100.000% of par value and will mature on April 16, 2027 (the “floating rate notes”). PSOC will pay interest on the floating rate notes quarterly on April 16, July 16, October 16 and January 16 of each year, commencing July 16, 2024.

The second tranche of $300 million aggregate principal amount of senior notes due 2053 will bear interest at an annual rate of 5.350%, will be issued at 98.249% of par value and will mature on August 1, 2053 (the “2053 notes”). PSOC will pay interest on the 2053 notes semi-annually on February 1 and August 1 of each year, commencing August 1, 2024. The 2053 notes will be issued as additional notes under the indenture pursuant to which PSOC previously issued $600,000,000 aggregate principal amount of 5.350% Senior Notes due 2053 (the “initial 2053 notes”). The 2053 notes will have substantially identical terms as the initial 2053 notes, will be treated as a single series of securities with the initial 2053 notes under the indenture, will be fungible with the initial 2053 notes for U.S. federal income tax purposes and will have the same CUSIP number as the initial 2053 notes. Holders of the 2053 and the initial 2053 notes will vote together as one class under the indenture.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-273970 and 333-273970-01) filed by the Company and PSOC with the Securities and Exchange Commission (the “SEC”) on August 14, 2023. A preliminary prospectus supplement, dated April 9, 2024, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The offering is expected to close on April 16, 2024, subject to the satisfaction of customary closing conditions. PSOC expects to use the net proceeds to repay its outstanding $700 million in aggregate principal amount of its floating rate senior notes due 2024 and for general corporate purposes, including acquisitions of self-storage facilities and repayment of other debt.

The Underwriters have performed investment banking and advisory services for the Company and PSOC from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company and PSOC in the ordinary course of their business.

The lenders under PSOC’s revolving credit facility include, among other financial institutions from time to time as lenders party thereto, Citibank, N.A., an affiliate of Citigroup Global Markets Inc.; Morgan Stanley Bank, N.A., an affiliate of Morgan Stanley & Co. LLC; BNP Paribas, an affiliate of BNP Paribas Securities Corp.; The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc.; UBS AG, Stamford Branch, an affiliate of UBS Securities LLC; Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC and PNC Bank, National Association, an affiliate of PNC Capital Markets LLC.

PSOC and the Company made certain customary representations, warranties and covenants concerning the Company, PSOC and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of April 9, 2024, by and among PSOC, the Company, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as joint book-running managers of the several underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Senior Vice President, Chief Legal Officer & Corporate Secretary
Date: April 10, 2024